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                                                                  EXHIBIT 10.4

                              AMENDED AND RESTATED

                         1999 DIRECTOR STOCK OPTION PLAN

                                      OF

                           INTERPACKET NETWORKS, INC.


         1. PURPOSES. The purposes of this amended and restated 1999 Director Stock Option Plan (the "Plan") are to retain the services of qualified individuals who are not employees of InterPacket Networks, Inc., a Delaware corporation (the "Company"), to serve as members of the Board of Directors and to secure for the Company the benefits of the incentives inherent in increased equity ownership by such individuals by granting such individuals options ("Options") to purchase shares of the Company's Common Stock, $.001 par value per share (the "Common Stock").

         2. ADMINISTRATION. The Board of Directors, the Chairman of the Board of Directors or an individual designated by the Board of Directors or the Chairman (in each case, the "Administrator") will be responsible for administering the Plan. The Administrator will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Administrator pursuant to the Plan shall be final and binding on all persons. The Administrator shall not be liable for any action or determination, and shall be entitled to indemnification and reimbursement in the manner provided in the Company's Articles of Incorporation and Bylaws as such documents may be amended from time to time.

         3. SHARES AVAILABLE. Subject to the provisions of Section 6(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 550,000 shares. Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan. The number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares, shall increase the number of shares available under this Plan by the number of shares subject to such lapsed, expired or terminated Option.

         4. OPTIONS. Each member of the Board of Directors that is not an employee of the Company or any subsidiary of the Company (a "Non-Employee Director") shall receive grants of Options under the Plan as follows:

                  (a)      OPTION GRANTS.

                           (i)   INITIAL GRANTS. Each Non-Employee Director
who was a member of the Board on the date that this Plan is effective (the "Effective Date") shall be granted as of such date an initial Option to purchase 10,000 shares of Common Stock.

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                           (ii)  SUBSEQUENT GRANTS. Each Non-Employee
Director who was a member of the Board on the date that this Plan was amended and restated shall receive an Option to purchase 75,000 shares of Common Stock on and as of such date.

                           (iii) ADDITIONAL GRANTS. Additional grants of
options may be made to one or more Non-Employee Directors at any time and from time to time, in the sole judgment of the Administrator.

                  (b) EXERCISE PRICE. The per share exercise price of each Option shall be the Fair Market Value of a share of Common Stock as of the date of grant of the Option determined in accordance with the provisions of the Plan. For purposes of this Plan, "Fair Market Value" means the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system (including without limitation the Nasdaq National Market), its Fair Market Value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

                           (ii) If the Common Stock is regularly quoted on the
Nasdaq system (but not on the Nasdaq National Market) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined by the Administrator.

                  (c) VESTING. Except as may be set forth in the option agreement entered into between a Non-Employee Director and the Company or as otherwise determined by the Administrator, each Option shall vest pro rata in equal annual installments over the three (3) year period commencing on the first anniversary of the date of grant, provided that the Non-Employee Director has remained in continuous service as a director of the Company for the twelve (12) month period prior to each such anniversary and is a Non-Employee Director on the applicable anniversary date.

                  (d) TERM OF OPTIONS.

                           (i) TEN-YEAR TERM. Each Option shall expire ten (10)
years from its date of grant, subject to earlier termination as provided herein.

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                           (ii)  EXERCISE FOLLOWING TERMINATION OF SERVICE
DUE TO DEATH. If a Non-Employee Director ceases to be a member of the Board by reason of such Non-Employee Director's death, the Options granted to such Non-Employee Director may be exercised by any beneficiary of such Non-Employee Director for a period of ninety (90) days following such death, subject to the earlier expiration of such Options as provided for in Section 4(d)(i) above. At the end of such ninety-day period, all vested Options shall expire. All unvested Options shall expire on the date of the Non-Employee Director's death.

                           (iii) TERMINATION OF OPTIONS IF A NON-EMPLOYEE
DIRECTOR IS REMOVED FROM THE BOARD FOR CAUSE. In the event a Non-Employee Director is removed from the Board for "cause," all Options granted to such Non-Employee Director (whether or not then vested and exercisable) shall immediately terminate and be of no further force and effect as of the effective date of such removal from the Board. Whether a Non-Employee Director is removed by the Board for "cause" shall be determined by the Board.

                           (iv)  EXERCISE FOLLOWING OTHER TERMINATIONS OF
SERVICE. If a Non-Employee Director ceases to be a member of the Board for any reason other than death or removal from the Board for cause, the Options granted to such Non-Employee Director may be exercised by such Non-Employee Director, but only to the extent the Option was exercisable at the time of the Non-Employee Director's termination, at any time within ninety (90) days after the date of such termination of service, subject to the earlier expiration of such Options as provided for in Section 4(d)(i) above. At the end of such ninety-day period, all vested Options shall expire. All unvested Options shall expire on the date of the Non-Employee Director's termination of service with the Board.

                  (e)      TIME AND MANNER OF EXERCISE OF OPTIONS.

                           (i)   NOTICE OF EXERCISE. Subject to the other
terms and conditions hereof, a Non-Employee Director may exercise any Option, to the extent such Option is vested, by giving written notice of exercise to the Company, provided that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (A) the date on which the Company receives such written notice and (B) the date on which the conditions provided in Section 4(e)(ii) are satisfied.

                           (ii)  METHOD OF PAYMENT. The consideration to be
paid for the shares to be issued upon exercise of an Option may consist of
(A) cash, (B) check, (C) other shares of Common Stock, and, if necessary to avoid adverse accounting treatment, which have been owned by the Non-Employee Director for at least six (6) months at the time of exercise, (D) in the event the Common Stock is publicly traded, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay all or a portion of the exercise price of the Option, or (E) any combination of the foregoing methods of payment.

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                           (iii) STOCKHOLDER RIGHTS. A Non-Employee Director
shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until a certificate evidencing such shares shall have been issued to the Non-Employee Director pursuant to Section 4(e)(v), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Non-Employee Director shall become the holder of record thereof.

                           (iv)  LIMITATION ON EXERCISE. No Option shall be
exercisable unless the Common Stock subject thereto has been registered under the Securities Act of 1933, as amended (the "Securities Act"), and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

                           (v)   ISSUANCE OF SHARES. Subject to the foregoing
conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Option for the number of shares with respect to which the Option is exercised, the Company or its transfer agent and registrar, as the case may be, shall deliver to the Non-Employee Director (or following the Non-Employee Director's death, the beneficiary entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director (or such beneficiary), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Shares sold in connection with a "cashless exercise" described in clause (D) of Section 4(e)(ii) shall be delivered to the broker referred to therein in accordance with the procedures established by the Company from time to time.

                  (f) RESTRICTIONS ON TRANSFER. An Option may not be transferred, pledged, assigned or otherwise disposed of, except by will or by the laws of descent and distribution; provided that an Option may be, to the extent permitted in the Option Agreement, transferred to a Non-Employee Director's family members or to one or more trusts established in whole or in part for the benefit of the Non-Employee Director and/or one or more of such family members. The Option shall be exercisable, during the Non-Employee Director's lifetime, only by the Non-Employee Director or by the individual or entity to whom the Option has been transferred in accordance with the previous sentence. No assignment or transfer of the Option or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or in accordance with this Section 4(f), shall vest in the assignee or transferee any interest or right in the Option, and immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

         5. VESTING ON CHANGE IN CONTROL. Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, any Options outstanding as of the date such Change in Control is determined to have occurred that are not yet

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exercisable and vested on such date shall become fully exercisable and vested. For purposes of this Plan, "Change in Control" means the happening of any of the following:

                           (a) When any "person," as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company or any present shareholder of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                           (b) The occurrence of a transaction requiring
shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation or entity in which the Company is not the surviving entity.

         6.       RECAPITALIZATION OR REORGANIZATION.

                  (a) AUTHORITY OF THE COMPANY AND SHAREHOLDERS. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) CHANGE IN CAPITALIZATION. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "Change in Capitalization"), (i) such proportionate adjustments as may be necessary (in the form determined by the Administrator in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof and the number of shares of Common Stock covered by future Option grants and (ii) the Administrator may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

                  (c) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will vest and become exercisable on a

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date prior to the consummation of the proposed action that is reasonably sufficient to enable the Non-Employee Directors to exercise their Options.

         7.       TERMINATION AND AMENDMENT OF THE PLAN.

                  (a) TERMINATION. The Plan shall terminate on the tenth anniversary of the Effective Date. Following such date, no further grants of Options shall be made pursuant to the Plan.

                  (b) GENERAL POWER OF BOARD. Notwithstanding anything herein to the contrary, but subject to Section 7(c), the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange or national market system rule.

                  (c) WHEN NON-EMPLOYEE DIRECTORS' CONSENTS REQUIRED. The Board may not alter, amend, suspend, or terminate the Plan without the consent of any Non-Employee Director to the extent that such action would adversely affect his or her rights with respect to Options that have previously been granted.

         8.       MISCELLANEOUS.

                  (a) NO RIGHT TO REELECTION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

                  (b) SECURITIES LAW RESTRICTIONS. The Administrator may require each Non-Employee Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Non-Employee Director is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange or national market system upon which the Common Stock is then listed or traded, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or exempt from, all applicable federal and state securities laws.

                  (c) EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company.

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                  (d) APPLICABLE LAW. Except as to matters of federal law,
the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

                  (e) EFFECTIVE DATE. The Plan shall be effective as of the Effective Date, subject to the approval thereof by the shareholders of the Company, which approval shall be obtained no later than the first anniversary of the Effective Date. If such shareholder approval is not obtained, all prior Option grants shall be void AB INITIO and of no further force and effect.

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